B U I L D I N G B R I G H T E R F U T U R E S BMO Global Metals, Mining and Critical Minerals Conference February 2025

2 Important Information This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects,” "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding anticipated benefits from the acquisition of assets and businesses associated with Anglo American’s metallurgical coal portfolio in Australia, Peabody’s shareholder return framework, execution of Peabody's operating plans, market conditions, reclamation obligations, financial outlook, and other acquisitions and strategic investments, and liquidity requirements. They may include estimates of sales and other operating performance targets, potential synergies cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond Peabody's control, that are described in Peabody's periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024 and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody's website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. This presentation also contains non-GAAP financial measures. The Company has provided a conciliation of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP in the Appendix to this presentation.

3 Peabody: Ambitious Agenda Drives Long-Term Value Creation Transforming the Asset Base Toward Steelmaking Coal Serving Growing Asia Demand for Thermal Coal Realizing Strong Cash Flows from U.S. Thermal Coal Maintaining Financial Strength and Resilience Operating Safe, Productive Operations1 2 3 4 5 Increasing Long-Term Cash Flow Per Share6 Peabody: Providing essential products for the production of affordable, reliable energy and steel

2 4 Operating Safe, Productive Operations

2024 a Record Year for Safety and Environmental Performance

Peabody

Peabody incident rate below industry and even service sectors



Incident Rate
0.81
1.1
2.1
2
2.3
2.4
2.8
2.9
3.1
3.1
3.1
3.4
4.3
4.5
4.5
5.3
Peabody
Professional/ Business Services
Mining
Real Estate
Construction
All Employers
Manufacturing
Entertainment & Hospitality
Forestry and Logging
Coal Mining
Retail
Education & Health
State & Local Governement
Crop Production
Transportation/ Warehousing
Foundries

- Both U.S. and Australian operations had record years in 2024 with combined incident rate of 0.81
  - Lowest incident rate in 140-plus year company history
- Record bond release for U.S. in reclamation efforts of $110 million
- Graded land exceeded disturbed land by 70%
- Final reclamation fully funded

Peabody global reportable incident rate per 200,000 hours worked. Other sectors are U.S. for latest reportable year (2023) per U.S. Bureau of Labor Statistics.

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Peabody Quick Facts

Peabody

TRIFR[1]
0.81

EMPLOYEES
~5,600

ACRES RESTORED
~2,100

COUNTRIES SERVED
18

2024 ADJUSTED EBITDA[2]
$0.9 Billion

2024 TONS SOLD
118 Million
Seaborne Thermal: 17M tons
Seaborne Met: 7M tons
U.S. Thermal: 94M tons

2024 REVENUES
$4.2 Billion



Rawhide
Caballo
North Antelope Rochelle
Twentymile
El Segundo/ Lee Ranch
Shoal Creek
Global Headquarters
Bear Run
Francisco
Wild Boar
Gateway North
Moranbah North
Centurion
Coppabella
Moorvale
Grosvenor
Aquila
Middlemount
Capcoal
Australia Headquarters
Wambo Underground
Wilpinjong
Wambo Open-Cut
Metropolitan
Mining Operations
PRB Thermal
Other U.S. Thermal
Seaborne Met
Seaborne Thermal
Surface Mine
Underground Mine
To Be Acquired Assets

Note: All statistics are for the year ended December 31, 2024.
1 Total Recordable Incident Frequency Rate ("TRIFR") equals recordable incidents per 200,000 hours worked.
2 Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix.

Confidential
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2 7 Transforming Asset Base Toward Steelmaking Coal

8 Seaborne Met Coal Markets: Seaborne Asia Drives Demand Source: Company Materials. Asia Constitutes >100% of Growth in Global Steel Demand in Past Decade Long-Term Seaborne Met Coal Demand Expected to Grow • Average five-year benchmark price of $249/tonne • Current pricing at lowest mark since June 2021, suggesting lower ebb • Low vol PCI remains a tight market • Supplies impacted by fire and bankruptcies in U.S.; monsoons restrict loading at Queensland ports • Steel demand outside of China showing some signs of improvement Near-Term Coal Pricing at Low Point of Last Several Years • Asia steel use increases 225 million tonnes 2013 – 2023 • Rest-of-world declines 7 million tonnes in that decade • China’s rapid urbanization drove met coal consumption growth for past 15 years • India projected to drive next 25 years of demand • Most new met coal supply projections from restarts and expansions; greenfield projects face multiple challenges New Supply of HCC Required New Supply of HCC Required 0 10 20 30 40 50 60 70 80 90 100 110 2035 2040 2045 2050 (M ill io n T o n n e s )

Leading Met Coal Platform Serves as Backbone of Business

Peabody

- Peabody targets 21.9 million short tons of met coal sales in 2026 with first full year of Anglo asset ownership; Centurion longwall to start in Q1 2026
- Structural improvements under way at Coppabella to improve highwall stability for long-term
- Improvements already initiated by Anglo American at Moranbah North for refurbishment/improved maintenance on existing longwall shields and purchase of second longwall



Queensland's Dalrymple Bay Coal Terminal

Metallurgical Coal Sales

(Short tons in millions)



21.9
3X Growth
11.3
3.5
7.3
7.1
2024A
2026E
Peabody
Centurion
Acquired Assets

9

World-Class Centurion Mine on Pace for Q1 2026 Longwall Startup

Peabody

- Tier one premium hard coking coal mine complex located in the heart of Bowen Basin
- Expected 500,000 tons in 2025 and 3.5 million tons in 2026
- Development benefits from $1.0+ billion of existing infrastructure
- Mine life of 25+ years with ~140 million ton integrated mine plan
- Projecting an average of ~4.7 million saleable tons per year at all-in costs of $105 per ton[1]



Longwall equipment awaits underground installation


First coal shipment
2 continuous miners expected in the North
Q4 24
Q2 2025
Q1 2026
Four continuous miners in the South
First Longwall Coal

(1) Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix.

10

Anglo Acquisition Transforms Peabody into Steelmaking Coal Leader

Peabody

Delivers Compelling Strategic and Financial Benefits

Transforming Into Leading Met Coal Company
- Premier hard coking coal qualities boost realizations

Attractive Valuation and Cash-Flow Accretive
- Implied price of 3.1x EBITDA

Tier 1 Assets Near World's Strongest Steel Markets
- Long-lived assets and products viewed as increasingly scarce

Significant Synergies and Savings Identified
- $100 million SG&A identified; Greater potential over time

Enhances Margins and Through-the-Cycle Performance
- $65 - $70 per ton EBITDA margins at $225/tonne benchmark

Peabody Standalone Adjusted EBITDA[1] 2024A



30%
25%
45%

Peabody Adjusted EBITDA[1] 2026E Pro Forma



8%
18%
~2x
EBITDA
74%

Seaborne Metallurgical Coal | Seaborne Thermal Coal | U.S. Thermal Coal

(1) Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix. Adj. EBITDA allocates Corporate and Other (which includes Middlemount). Adjusted EBITDA proportionally by segment..

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12 Snapshot of Assets to be Acquired Asset Moranbah North Grosvenor Aquila Capcoal (2) Ownership/ Partners 88% Peabody 6.25% NSSMC 4.75% Mitsui 0.5% JFE 0.5% Kobe Steel 88% Peabody 6.25% NSSMC 4.75% Mitsui 0.5% JFE 0.5% Kobe Steel 70% Peabody 30% Mitsui 70% Peabody 30% Mitsui Product type Premium Hard Coking Coal Premium Hard Coking Coal Premium Hard Coking Coal Premium Hard Coking Coal, Pulverized Coal Injection and Other 2026E Projected Production (Short tons, millions) 5.6 N/A 2.2 3.4 Reserves (1) (million tons) 147 61 21 77 Resources (1) (million tons) 387 470 63 337 Source: Company Materials. (1) Reserves and resources are quoted on an attributable basis. Resources are in addition to reserves. (2) Capcoal OC consists of the Lake Lindsay and Oak Park mining areas. Anglo has an effective ownership interest of 79.5%, based on a 70.0% interest in the Capcoal JV (Lake Lindsay; responsible for mining at both areas) and an 86.4% interest in the Roper Creek JV (Oak Park), determined using the proportion of the saleable tonnes in each mining area.

13 Low-Cost Met Coal Platform Positioned for Success Through Cycle - 50 100 150 200 250 Source: Data obtained from Wood Mackenzie Data Service; Peabody Data Analysis. (1) FOB Cash Cost in US$ per metric tonne are inclusive of Mining, Coal Preparation, Transport, Port, Overhead and Royalties. (2) 2026 – 2055 average. as Centurion is currently in ramp up with first longwall coal expected in 2026. Seaborne Metallurgical Coal Cost Curve C a p c o a l A q u ila M o ra n b a h N o rt h M e tr o p o lit a n C e n tu ri o n 2 C o p p a b e lla M o o rv a le Peabody Existing Anglo portfolio FOB Cash Cost (incl. royalties) – Wood Mackenzie (US$/t, 2025 REAL) 1

14 Process Underway Toward Targeted Closing in Q2 2025 Permanent Financing Process Advancing • Targeted leverage of up to 1.5x Adjusted EBITDA (1) • Substantial debt capacity to fill out major financing component • Process under way to explore potential additional investments by existing JV partners • Centurion minority stake sales process advancing • Other financing to supplement as needed • High confidence in ability to execute permanent financing to accommodate Q2 2025 close “Tagalong” Process Expiration Regulatory Approvals 6 of 11 completed Pre-emption Rights Expire Late March Permanent Financing Advancing Customary Closing Conditions Proceeding Normally (1) Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix.

2 15 Serving Growing Asia Demand for Thermal Coal

16 Seaborne Thermal Markets: Fueling Growing Asian Generation Sources: IEA Coal Report Dec. 2024; Wood Mackenzie Data Service; McCloskey news reports; Company analysis. • World used 8.77 billion tonnes in 2024; Growth projected through 2027 • 68% used as thermal coal IEA Notes Global Coal Demand Reached Record Levels in 2024 Continued Shift in Seaborne Thermal Demand to Asia-Pacific Region • Coastal power plant stockpile levels comparable to prior year in India; higher than normal in China • U.S. tariff situation raises implied costs for China customers; incentivizes more China imports from Australia • India’s Green Tribunal considering limiting sulfur levels, which would benefit Australian exports • Some compression as higher grade thermal coals compete with semi-soft coking coals Near-Term Thermal Supply/Demand Largely in Balance • China began construction on 94.5 GW of coal-fueled generation in 2024 – a 10- year high • China and India have grown their coal fleets by 317 GW since 2015 • U.S. has retired just over 100 GW of coal plants in that time • More than 600 GW of coal- fueled generation are under construction or various stages of development • China calls coal “the backstop of supply security”

17 High Margin Seaborne Thermal Business with Low Costs $1,654 $174 Seaborne Thermal Adjusted EBITDA(1) Outpaced Investment by 8-1 Margin Segment Adj EBITDA Capital Expenditures Cash Flow: $1,480 million (U S $ i n m ill io n s ) • Platform delivers high margins throughout the cycle driven by efficient operations, delivering high levels of free cash flow • Wilpinjong Mine is one of Australia’s most productive operations with low overburden ratio; Wambo complex transitions to open- cut operations only • 2025 shipments targeted to be 14.2 – 15.2 million tons (including 8.8 – 9.8 million export tons) with costs in line with 2024 at $47 – $52 per ton 2022-2024 Actual (Cumulative) Wilpinjong Mine in New South Wales, a low-cost producer (1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix. (1)

2 18 Realizing Strong Cash Flows from U.S. Thermal Coal

19 U.S. Markets: New Electricity Growth Phase Pauses Coal Decline • After 15 years of flat load growth, data centers now fuel projections for 2-3% CAGRs in U.S. power demand Generators, Analysts Project Strong Growth in U.S. Power Demand • Deferrals in coal plant retirements: 51 coal units in 17 states constituting 26 gigawatts of power • New Administration is vocally pro-coal and putting common- sense policies into place to assist utilities and export larger amounts of LNG • Existing coal plants at 42% utilization can run harder • Peabody being approached by potential new entrants into power generation Search for Generation Creating Major Pause in Coal Plant Retirements Near-Term U.S. Demand Tightening on Strong Start to Winter • Cold weather drawing down stockpiles at Peabody’s U.S. mines and some customers • Peabody’s U.S. thermal production largely sold out for first half of 2025 • We expect customers to come to market for additional tons as year progresses • “Requirements” contracts running higher than prior year • Peabody customers confirming data-center-driven demand growth narrative Sources: JP Morgan and Goldman Sachs analysis; America’s Power “Coal Plant Retirement Delays Jan. 2025”; U.S. EIA Monthly Energy Report; Company analysis.

Highly Cash Flowing U.S. Thermal Business Well Positioned

Peabody

- U.S. Thermal platform generates substantial free cash flow with low investments and strong margins
- Platform consists of 9 mines serving U.S. customers in 25 states
- 2025 PRB shipments expected between 72 – 78 million tons, with 71 million tons priced at $13.85 per ton; Costs targeted at $12.00-$12.75 per ton
- 2025 Other U.S. Thermal shipments expected between 13.4 – 14.4 million tons, with 13.6 million tons priced at $52.00 per ton. Costs targeted at $43-$47 per ton



North Antelope Rochelle, the Largest U.S. Coal Mine

U.S. Thermal Adjusted EBITDA(1) Outpaced Investment by 4-1 Margin


(US$ in millions)
$961
$237
Cash Flow:
$724 million
Segment Adj EBITDA(1)
Capital Expenditures
2022-2024 Actual (Cumulative)

(1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix.

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2 21 Maintaining Financial Strength & Resilience

Strategic Capital Allocation Positioned Peabody for Acquisition

Peabody

Historical Capital Allocation (2020-Present)

(US$ Millions)


Debt Reduction $1,200
Reclamation Funding $700
Shareholder Returns (1) $608
Centurion Development (2) $633

Go-Forward Capital Allocation Strategy

Leverage Profile

- Disciplined Growth: Focus on disciplined growth and moderate financial policy maintains a strong credit profile
- Target: Leverage of up to 1.5x Adjusted EBITDA[1]

Growth Strategy

- Near-term: Developing and optimizing Centurion in addition to integrating acquired assets
- Over Time: Redevelopment of Grosvenor

Liquidity Management

- Maintain Strong Liquidity: $700[3] million cash on hand together with an unfunded $320 million Revolver enables Peabody to weather a variety of macroeconomic environments

Shareholder Return Policy

- Quarterly Dividend: Targeted regular dividend of $0.075 per share[4]
- Proportionate Approach: Balancing shareholder returns with deleveraging the balance sheet and reinvesting in assets

(1) Reflects dividends declared and share buybacks made since April 2023. (2) Reflects capital expenditures to first longwall coal production and acquisition of Wards Well. (3) As of 12/31/24A. (4) Regular dividends of $0.075 per share commenced in 2Q 2023.

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2 23 Increasing Long-Term Cash Flow Per Share

24 We Believe BTU Offers an Attractive Investment Opportunity • Peabody is committed to increasing long-term cash flow per share • Focus on expanding shareholder value proposition with long-term earnings growth, shareholder returns and a favorable rerating of the stock • Shares of BTU trade at a sharp discount on a variety of metrics including price targets, peer multiples and average sector values $25 $32 $55 $61 $71 BTU Share Price at Relative Valuations(1) $18 Recent BTU Share Price Source: Company information and NYU/Stern School of Business Jan 2025. (1) Valuation based on EV/EBITDA. Average Analyst Targets Coal Peer Average Oil/Gas Average Steel Average Metals/ Mining Average

25 Management Team Committed to Building on Achievements Strengthening the Balance Sheet and Building Financial Resilience Ensuring Final Reclamation Costs are Fully Funded Implementing Shareholder Return Program Shipping First Coal from Flagship Centurion Mine Achieving Record Safety and Environmental Improvements1 2 3 4 5 Transforming Peabody’s Asset Base Transitioning Toward Seaborne Metallurgical Coal 6 7

2 26 Appendix Materials

27 Source: Industry information and company materials. Note: Peabody and Peabody Pro Forma estimates based on internal estimates. Peer production estimates per Wood Mackenzie Q3 2024 data. Anglo Acquisition Positions Peabody as a Leading Seaborne Met Coal Producer 2026E Projected Production 48.0 31.0 21.9 20.8 15.1 15.1 10.7 10.6 9.3 8.5 8.4 M e t C o a l P ro d u c ti o n ( S h o rt t o n s i n M ill io n s ) Pro Forma

28 Moranbah Initiatives to Return to Solid Production Under Way Moranbah North • Anticipate strong recovery of performance to return to historical production levels driven by three primary upgrades: – Refurbishment and improved maintenance on the existing longwall shields – Purchase of second longwall to eliminate production gaps from lengthy longwall moves and enable greater maintenance – Future operations will sequence between the North and South with fit-for-purpose equipment, two longwalls allow for WOWO continuity and proper maintenance Aquila • Reaching run rate following beginning of longwall mining in 2022 Capcoal • Re-opening of Oak Park pit, extending strike length, planning upgrade to haul truck fleet, and adding contract mining of overburden removal Key Drivers of Operational Performance • Peabody forecasts 11.3 million tons of output from acquired assets in 2026E, the first full year of ownership • Also targeting average costs (including royalties) of $130 - $140 per ton • Initiatives to return Moranbah to historic production levels progressing well • Targeting $200 - $250 million per year in capital spending for first three years tapering to maintenance capital of approximately $150 million per year • Improvements already initiated by Anglo American • Grosvenor Mine continues to represent future optionality – no consideration due until restart

Peabody's Business Segments[1]

Peabody

Segment		Mines	Full Year 2024	
Seaborne Metallurgical		• Centurion • Shoal Creek • Metropolitan • Coppabella / Moorvale (CMJV)	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	7.3 $144.97 $122.77 $22.20 $242.5
Seaborne Thermal		• Wilpinjong • Wambo Underground • Wambo OC JV	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	16.4 $73.88 $47.71 $26.17 $430.0
Powder River Basin		• North Antelope Rochelle • Caballo • Rawhide	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	79.6 $13.81 $12.07 $1.74 $138.6
Other U.S. Thermal		• Bear Run • Francisco Underground • Wild Boar • Gateway North • Twentymile • El Segundo / Lee Ranch	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	14.6 $56.38 $46.04 $10.34 $150.8

(1) All statistics are for the year ended December 31, 2024. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix.

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Operations Overview: Seaborne Metallurgical Segment

Peabody

Strategic Advantage: Multiple locations and products, positioned to serve Asia Pacific and Atlantic market

Centurion Mine

Production: 0.2 million tons
Reserves: 191 million tons
Type: Underground - Longwall
Product: Coking – Premium Hard Coking Coal
Port: Dalrymple Bay Coal Terminal (DBCT)
Location: Queensland, Australia



Metropolitan Mine

Production: 1.8 million tons
Reserves: 11 million tons
Type: Underground - Longwall
Product: Hard/Semi-hard coking coal (60%), coking coal by-products (40%)
Port: Port Kembla Coal Terminal (PKCT)
Location: New South Wales, Australia



CMJV (Coppabella Mine and Moorvale Mine)

Production: 3.2 million tons
Reserves: 44 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Premium Low Volatile PCI
Port: Dalrymple Bay Coal Terminal (DBCT)
Location: Queensland, Australia



Shoal Creek Mine

Production: 2.1 million tons
Reserves: 16 million tons
Type: Underground - Longwall
Product: Coking – High Vol A
Port: Barge coal to McDuffie Terminal
Location: Alabama



Production is for full year 2024 at share. Reserves reflect estimated proven and probable reserves as of December 31, 2024.

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31 Operations Overview: Seaborne Thermal Segment Production is for full year 2024 at share. Reserves reflect estimated proven and probable reserves as of December 31, 2024. Strategic Advantage: High margin operations positioned to serve Asia Pacific market Wilpinjong Mine Production: 12.6 million tons (export and domestic) Reserves: 46 million tons Type: Surface - Dozer/Cast, Truck/Shovel Product: Export (5,000-6,000 kcal/kg NAR) Port: Newcastle Coal Infrastructure Group (NCIG) and Port Waratah Coal Services (PWCS) Location: New South Wales, Australia Wambo Open-Cut Production : 3.3 million tons Reserves: 29 million tons Type: Surface - Truck/Shovel Product: Premium Export (~6000 kcal/kg NAR) Port: NCIG and PWCS Location: New South Wales, Australia Wambo Underground Production: 1.4 million tons Reserves: 1 million tons Type: Underground - Longwall Product: Premium Export (~6000 kcal/kg NAR) Port: NCIG and PWCS Location: New South Wales, Australia

32 Operations Overview: PRB Segment Production is for full year 2024 at share. Reserves reflect estimated proven and probable reserves as of December 31, 2024. Strategic Advantage: Low-cost operations, largest producer, significant reserves, shared resources, technologies North Antelope Rochelle Mine (NARM) Production: 59.7 million tons Reserves: 1,300 million tons Type: Surface - Dragline, Dozer/Cast, Truck/Shovel Product: Sub-Bit Thermal (~8,800 BTU/lb, <0.50 lbs SO2) Rail: BNSF and UP Location: Wyoming Caballo Mine Production: 10.8 million tons Reserves: 168 million tons Type: Surface - Dozer/Cast, Truck/Shovel Product: Sub-Bit Thermal (~8,500 BTU/lb, 0.80 lbs. SO2) Rail: BNSF and UP Location: Wyoming Rawhide Mine Production: 9.1 million tons Reserves: 80 million tons Type: Surface - Dozer/Cast, Truck/Shovel Product: Sub-Bit Thermal (~8,300 BTU/lb, 0.85 lbs. SO2) Rail: BNSF Location: Wyoming

Operations Overview: Other U.S. Thermal Segment

Strategic Advantage: Located to serve regional customers in high coal utilization regions with competitive cost operations and ample reserves / resources

Bear Run Mine

Production: 5.0 million tons
Reserves: 69 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 4.5 lbs. SO2
Rail: Indiana Railroad to Indiana Southern/NS or CSX
Location: Indiana



Gateway North Mine

Production: 2.1 million tons
Reserves: 22 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,000 Btu/lb, 5.4 lbs. SO2
Rail: UP
Location: Illinois



Wild Boar Mine

Production: 1.8 million tons
Reserves: 12 million tons
Type: Surface - Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 5.0 lbs. SO2
Rail: NS or Indiana Southern
Location: Indiana



Twentymile Mine

Production: 1.0 million tons
Reserves: 9 million tons
Type: Underground – Longwall
Product: Thermal ~11,200 Btu/lb, 0.80 lbs SO2
Rail: UP
Location: Colorado



Francisco Underground

Production: 1.6 million tons
Reserves: 2 million tons
Type: Underground - Continuous Miner
Product: Thermal ~11,500 Btu/lb, 6.0 lbs. SO2
Rail: NS
Location: Indiana



El Segundo/Lee Ranch Mine

Production: 2.4 million tons
Reserves: 8 million tons
Type: Surface - Dozer/Cast, Truck/Shovel
Product: Thermal ~9,250 Btu/lb, 2.0 lbs SO2
Rail: BNSF
Location: New Mexico



Production is for full year 2024 at share. Reserves reflect estimated proven and probable reserves as of December 31, 2024.

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34 Existing Assets Offer Additional Opportunities to Create Value • Centurion Mine in Queensland, Australia is in pre-development to build a 5 MW power station that will utilize gas removed from the mine. This is a next step in reducing our emissions and will also help lower our energy costs by self-powering a portion of our operation. • Peabody is in pre-development of a large-scale solar project at Twentymile Mine (Colorado) and a wind project at Wilpinjong Mine (New South Wales), with both representing approximately 300 MW in battery storage Peabody has partnered with RWE, a leading renewable energy producer, to strategically advance renewable energy projects on reclaimed mine land. This innovative global partnership brings together RWE’s expertise in developing and operating clean energy projects and Peabody’s significant land and industry leading reclamation capabilities. • Partnership projects expected to have the capacity of more than 5.5 Gigawatt of solar energy and battery storage across Indiana and Illinois • Creates significant local jobs and regional economic benefits and potential energy production to power 850,000 homes

35 Defined Sustainability Targets First incremental target: reduce Scope 1 and Scope 2 GHG emissions 15% by 2026 from our 2018 base • Scope 1 Fugitive Emissions: ─ Coalbed methane utilization ─ Flaring ─ Regenerative thermal oxidation • Scope 1 Fuel Emissions: ─ Optimization of material handling and haulage ─ Implementation of low-carbon fuel alternatives ─ Equipment electrification • Scope 2 Emissions: ─ Development of solar PV on reclaimed mine land ─ Utilization of coalbed methane for power generation Emission Reductions & Opportunities Exceeded this target, reducing emissions by 35% in 2024 with further targets to be announced in March 2025

2025 Guidance Table

Peabody

Guidance Targets (Excluding Contributions from Planned Acquisition)

Segment Performance

	2025 Full Year			
	Total Volume (millions of short tons)	Priced Volume (millions of short tons)	Priced Volume Pricing per Short Ton	Average Cost per Short Ton
Seaborne Thermal	14.2 - 15.2	5.6	$30.86	$47.00 - $52.00
Seaborne Thermal (Export)	8.8 - 9.8	0.2	$108.00	NA
Seaborne Thermal (Domestic)	5.4	5.4	$28.00	NA
Seaborne Metallurgical	8.0 - 9.0	0.5	$128.00	$120.00 - $130.00
PRB U.S. Thermal	72 - 78	71	$13.85	$12.00 - $12.75
Other U.S. Thermal	13.4 -14.4	13.6	$52.00	$43.00 - $47.00

Other Annual Financial Metrics ($ in millions)

	2025 Full Year
SG&A	$95
Total Capital Expenditures	$450
Major Project Capital Expenditures	$280
Sustaining Capital Expenditures	$170
ARO Cash Spend	$50

Supplemental Information

Seaborne Thermal	54% of unpriced export volumes are expected to price on average at Globalcoal "NEWC" levels and 46% are expected to have a higher ash content and price at 80-95% of API 5 price levels.
Seaborne Metallurgical	On average, Peabody's metallurgical sales are anticipated to price at 70-75% of the premium hard-coking coal index price (FOB Australia).
PRB and Other U.S. Thermal	PRB and Other U.S. Thermal volumes reflect volumes priced at December 31, 2024. Weighted average quality for the PRB segment 2025 volume is approximately 8,685 BTU.

First Quarter 2025 Outlook

Seaborne Thermal

- Volumes are expected to be 4.0 million tons, including 2.5 million export tons. 0.2 million export tons are priced at $108 per ton, and 1.3 million tons of Newcastle product and 1.0 million tons of high ash product are unpriced. Costs are anticipated to be $45-$50 per ton.

Seaborne Metallurgical

- Seaborne met volumes are expected to be 2.0 million tons and are expected to achieve 70 to 75 percent of the premium hard coking coal price index. Costs are anticipated to be temporarily elevated at $125-$135 per ton reflecting a planned longwall move at Shoal Creek.

U.S. Thermal

- PRB volume is expected to be approximately 19 million tons at an average price of $13.80 per ton and costs of approximately $12.00-$12.75 per ton.
- Other U.S. Thermal volume is expected to be approximately 3.4 million tons at an average price of $52.50 per ton and costs of approximately $43-$47 per ton.

Certain forward-looking measures and metrics presented are non-GAAP financial and operating/statistical measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.

BUILDING BRIGHTER FUTURES
36

37 Reconciliation of Non-GAAP Measures Note: Refer to definitions and footnotes on slides 38

38 Reconciliation of Non-GAAP Measures Note: Refer to definitions and footnotes on slides 38

39 Reconciliation of Non-GAAP Measures